                                                                   EXHIBIT 10.10

December 13,  2002

Mr. Preston Miller ACF Investment Corp.,
801 Cherry Street, Suite 3900
Fort Worth, Texas,  76102

RE:  ACF Investment Corp., a Delaware corporation
     4000 Embarcadero, Arlington, TX 76014 ("Property")
     Wells Fargo Bank Texas,  Loan No. #2784OE

Dear Mr. Miller:

This Seventh Letter Modification Agreement dated December 13, 2002 ("Agreement") is entered into by and between Wells Fargo Bank Texas, National Association ("Lender") and ACF Investment Corp., a Delaware corporation ("Borrower").

Pursuant to the terms of a construction loan agreement between Borrower and Wells Fargo Bank, National Association ("Original Lender") dated June 29, 2001 ("Loan Agreement"), Original Lender made a loan to Borrower in the principal amount of Twenty Four Million Seven Hundred Eighty Thousand and 00/100ths Dollars ($24,780,000.00) ("Loan"). Said Loan is secured by, among other things, a Construction Deed of Trust with Absolute Assignment of Leases and Rents, Security Agreement and Fixture Filing ("Deed of Trust") dated June 29, 2001, executed by Borrower as "Grantor" for the benefit of Original Lender as "Beneficiary" and recorded on July 30, 2001, as Instrument No. D201180713, in the official records of Tarrant County, Texas encumbering real property described more particularly therein; and evidenced by a Promissory Note dated June 29, 2001 ("Note") and other documentation necessary to perfect the Loan and any amendments or modifications thereto (individually and collectively, the "Loan Documents"). Original Lender assigned its rights to Wells Fargo Bank Texas, National Association ("Lender") by that certain Assignment of Promissory Note and Deed of Trust dated September 24, 2001 and recorded September 26, 2001 as Instrument No. D201235560, in the official records of Tarrant County, Texas.

Said Loan was modified by that certain First Modification Agreement dated August 31, 2001 and recorded October 3, 2001 as Instrument No. D201241021 ("First Modification Agreement"), Second Letter Modification dated November 7, 2001 ("Second Letter Modification Agreement"), Third Letter Modification dated February 8, 2002 ("Third Letter Modification Agreement"), Fourth Letter Modification Agreement dated March 19, 2002 ("Fourth Letter Modification Agreement"), Fifth Letter Modification dated May 22, 2002 ("Fifth Letter Modification Agreement"), and Sixth Letter Modification Agreement dated September 23, 2002 (Sixth Letter Modification Agreement").

Borrower has requested, and Lender has agreed to modify and amend certain terms and provisions of the Note, Loan Agreement and Loan Documents.

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MODIFICATION OF LOAN DOCUMENTS. The Loan Documents are hereby supplemented and modified to incorporate the following, which shall supersede and prevail over any conflicting provisions of the Loan Documents.

     Amendment to Maturity Date: The Maturity Date as recited in the Note, Loan Agreement and Loan Documents, is hereby modified from December 15, 2002 to January 15, 2003.

     Amendment to Principal Repayment Schedule: Provided the Maturity Date of the Loan has been extended to the First Extended Maturity Date, commencing February 1, 2003, Borrower shall make monthly principal payments to Lender in the amount of Eighty Two Thousand Six Hundred and 00/100ths Dollars ($82,600.00) plus accrued interest. Principal payments shall be on the first day of each and every month. Principal payments are based on a straight line twenty-five (25) year monthly payment amortization schedule.

Lender's willingness to modify the Loan Documents is subject to the satisfaction of the following conditions precedent:

     1. Borrower shall deliver to Lender an unmodified, executed original of this Agreement;

     2. Payment to Lender in the amount of $280.00, which represents the modification fee of $250.00 and title search fee of $30.00; and

     3. All payments due and owing to Lender under the Loan Documents have been paid current.


Except as amended herein, all other terms and conditions under each of the Loan Documents shall remain unmodified and of full force and effect. Upon satisfaction of the execution of this Agreement, the modification of the Loan Documents shall be in effect.

IN WITNESS WHEREOF, Borrower and Lender have caused this Agreement to be duly executed as of the date first above written.


               "LENDER"                       "BORROWER"


WELLS FARGO BANK TEXAS,                  ACF INVESTMENT CORP.,
NATIONAL ASSOCIATION                     a Delaware corporation


By:                                      By:
   ----------------------------------      ------------------------------------
    Stephen C. Melton, Vice President      Preston A. Miller, EVP and Treasurer

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                               GUARANTOR'S CONSENT

The undersigned ("Guarantor") consents to the foregoing Seventh Modification Agreement and the transactions contemplated thereby and reaffirms its obligations under the Repayment Guaranty and Completion Guaranty ("Guaranty") dated June 29, 2001, and its waivers, as set forth in the Guaranty, of each and every one of the possible defenses to such obligations. Guarantor further reaffirms that its obligations under the Guaranty are separate and distinct from Borrower's obligations.


AGREED:

Dated as of:  December 13, 2002               "GUARANTOR"

                                        AmeriCredit Financial Services, Inc.,
                                        a Delaware corporation


                                        By
                                          --------------------------------------
                                           Preston A. Miller, EVP and Treasurer

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                               GUARANTOR'S CONSENT

The undersigned ("Guarantor") consents to the foregoing Seventh Modification Agreement and the transactions contemplated thereby and reaffirms its obligations under the Repayment Guaranty ("Guaranty") dated June 29, 2001, and its waivers, as set forth in the Guaranty, of each and every one of the possible defenses to such obligations. Guarantor further reaffirms that its obligations under the Guaranty are separate and distinct from Borrower's obligations.

AGREED:

Dated as of: December 13, 2002                "GUARANTOR"

                                        AmeriCredit Corp.,
                                        a Texas corporation


                                        By:
                                           -------------------------------------
                                            Preston A. Miller, EVP and Treasurer

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                         HAZARDOUS INDEMNITOR'S CONSENT

The undersigned ("Indemnitor") consents to the foregoing Seventh Modification Agreement and the transactions contemplated thereby and reaffirms its obligations under the Hazardous Materials Indemnity Agreement ("Indemnity") dated June 29, 2001, and its waivers, as set forth in the Indemnity, of each and every one of the possible defenses to such obligations. Indemnitor further reaffirms that its obligations under the Indemnity are separate and distinct from Borrower's obligations.

AGREED:

Dated as of:  December 13, 2002               "INDEMNITOR"

                                        AmeriCredit Financial Services, Inc.,
                                        a Delaware corportion


                                        By:
                                           -------------------------------------
                                            Preston A. Miller, EVP and Treasurer